J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosures in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and the “More about the Funds – Additional Information about the Funds’ Investment Strategies – Core Plus Bond Fund” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-CPB-ESG-919